UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2019

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 25, 2019, Pfenex Inc. (the “Company”) and Alvogen Ltd., through certain of its subsidiaries, (together, “Alvogen”) entered into agreements (the “Agreements”) expanding the Company’s and Alvogen’s collaboration to develop and commercialize PF708 (teriparatide) (the “Product”), a therapeutic equivalent candidate to Eli Lilly & Company’s Forteo®, to the European Union (EU), to Afghanistan, Algeria, Armenia, Azerbaijan, Bahrain, Chad, Comoros, Cyprus, Djibouti, Egypt, Eritrea, Georgia, Iraq, Israel, Jordan, Kuwait, Lebanon, Libya, Mali, Mauritania, Morocco, Niger, Oman, Pakistan, Palestine, Qatar, Sahrawi Arab Democratic Republic, Saudi Arabia, Somalia, Sudan, Syria, Tunisia, Turkey, United Arab Emirates and Yemen (collectively, “MENA”) and to all other countries outside of the United States, EU and MENA (other than Mainland China, Hong Kong, Singapore, Malaysia and Thailand) (ROW). The Company and Alvogen previously entered into a Development and License Agreement pursuant to which Alvogen has the exclusive right to commercialize and manufacture the Product in the United States (the “US D&L Agreement”). The Product will be commercialized in Europe and Switzerland by Theramex, a leading global specialty pharmaceutical company dedicated to Women’s Health, in MENA by SAJA, a Tamer Group company, and in ROW by Alvogen’s current and/or future commercialization partners.

In consideration for the licenses and other rights granted in the Agreements, the Company will be eligible to receive additional upfront and milestone payments of $2.5 million and may also be eligible to receive a gross profit split of up to 60% from sales of the Product, depending on geography and cost of goods sold.

Under the terms of the Agreements, Alvogen will be responsible for the local activities through Theramex, SAJA, and its other commercialization partners and for overseeing any clinical development, regulatory, litigation, commercial manufacturing and commercialization.

Unless terminated earlier or extended, the Agreements will continue for a period of ten years following the first commercial sale of the Product in the applicable territory. The Agreements includes customary termination provisions and effects thereof.

In the event of an assignment of either of the Agreements, any entity to whom the Agreements are assigned will be obligated to assume the responsibilities of the assigning party.

On February 25, 2019, the Company and Alvogen agreed to amend the US D&L Agreement, under which Alvogen agreed, among other things, to reimburse Pfenex for certain costs for third party contractors in 2018.

The foregoing summary of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019. The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Agreements. The omitted materials will be included in the request for confidential treatment.

Item 7.01. Regulation FD Disclosure.

On February 28, 2019, the Company issued a press release announcing it entered into the Agreements. A copy of the press release announcing the Agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events.

The description of the agreements in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Pfenex’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s future expectations, strategy, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the future potential of Pfenex’s product candidates and the company in general, including future plans to advance, develop, manufacture and commercialize its product candidates in collaboration with Alvogen, Theramex, and Tamer; the potential benefits of the collaboration with Alvogen, Theramex, and Tamer; the possibility of the potential commercial US launch of PF708 as early as the fourth quarter of 2019; Pfenex’s expectations with respect to future market sizes for PF708 and the ability of Pfenex and its collaboration partners to capture a large piece of the market; and Pfenex’s expectations regarding potential future milestones and royalties with respect to PF708. Pfenex’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Actual results may differ materially from those indicated by these forward-looking statements as a result of the uncertainties inherent in the clinical drug development process, including, without limitation, Pfenex’s ability to successfully demonstrate the efficacy and safety of its product candidates; the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates or may require Pfenex to conduct additional clinical trials or modify ongoing clinical trials or regulatory pathways; difficulties in achieving and demonstrating biosimilarity in formulations; Pfenex’s ability to manage operating expenses; Pfenex’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives; Pfenex’s dependence on third parties for development, manufacture, marketing, sales and distribution of products; unexpected expenditures; litigation and other proceedings regarding intellectual property rights, including potential future litigation by Eli Lilly and Company with respect to PF708; and difficulties in obtaining and maintaining intellectual property protection for its product candidates. Information on these and additional risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Quarterly Report on Form 10-Q for the period ended September 30, 2018 and in its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: February 28, 2019	By:	/s/ Susan A. Knudson
Susan A. Knudson
Chief Financial Officer (Principal Financial Officer)